                                                                 Exhibit e(2)(t)

                                AMENDMENT NO. 19

                                       TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

      The Amended and Restated Master Distribution Agreement (Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A-1 and Schedule A-2 to the Agreement (each individually referred to as the "Fund", or collectively, the "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A-1 and Schedule A-2 to the Agreement (each, a "Portfolio"), with respect to the Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor"), is hereby amended as follows:

      WHEREAS, the parties desire to amend the Agreement to reflect the removal of AIM Mid Cap Growth Fund, AIM Premier Equity Fund and AIM Small Company Growth Fund;

      NOW, THEREFORE, Schedule A-1 and Schedule A-2 to the Agreement are hereby deleted in their entirety and replaced with Schedule A-1 and Schedule A-2 attached to this amendment.

      All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.

Dated: April 10, 2006

                                          EACH FUND LISTED ON SCHEDULE A-1 ON
                                          BEHALF OF THE SHARES OF EACH PORTFOLIO
                                          LISTED ON SCHEDULE A-1

                                          By: /s/Robert H. Graham
                                              Name: Robert H. Graham
                                              Title: President

                                          EACH FUND LISTED ON SCHEDULE A-1 ON
                                          BEHALF OF THE SHARES OF EACH PORTFOLIO
                                          LISTED ON SCHEDULE A-1

                                          By: /s/Robert H. Graham
                                              Name: Robert H. Graham
                                              Title: President


                                          A I M DISTRIBUTORS, INC.

                                          By: /s/Gene Needles
                                              Name: Gene Needles
                                              Title: President

                                  "SCHEDULE A-1
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)
      AIM EQUITY FUNDS

      PORTFOLIOS

      AIM Capital Development Fund
      AIM Charter Fund
      AIM Constellation Fund
      AIM Diversified Dividend Fund
      AIM Large Cap Basic Value Fund
      AIM Large Cap Growth Fund
      AIM Select Basic Value Fund

      AIM FUNDS GROUP

      PORTFOLIOS

      AIM Basic Balanced Fund
      AIM European Small Company Fund
      AIM Global Value Fund
      AIM International Small Company Fund
      AIM Mid Cap Basic Value Fund
      AIM Select Equity Fund
      AIM Small Cap Equity Fund

      AIM GROWTH SERIES

      PORTFOLIOS

      AIM Basic Value Fund
      AIM Conservative Allocation Fund
      AIM Global Equity Fund
      AIM Growth Allocation Fund
      AIM Income Allocation Fund
      AIM International Allocation Fund
      AIM Mid Cap Core Equity Fund
      AIM Moderate Allocation Fund
      AIM Moderate Growth Allocation Fund
      AIM Moderately Conservative Allocation Fund
      AIM Small Cap Growth Fund

      AIM INTERNATIONAL MUTUAL FUNDS

      PORTFOLIOS

      AIM Asia Pacific Growth Fund
      AIM European Growth Fund

      AIM Global Aggressive Growth Fund
      AIM Global Growth Fund
      AIM International Core Equity Fund
      AIM International Growth Fund

      AIM INVESTMENT FUNDS

      PORTFOLIOS

      AIM China Fund
      AIM Developing Markets Fund
      AIM Global Health Care Fund
      AIM International Bond Fund
      AIM Japan Fund
      AIM Trimark Fund
      AIM Trimark Endeavor Fund
      AIM Trimark Small Companies Fund

      AIM INVESTMENT SECURITIES FUNDS

      PORTFOLIOS

      AIM Global Real Estate Fund
      AIM High Yield Fund
      AIM Income Fund
      AIM Intermediate Government Fund
      AIM Money Market Fund
      AIM Municipal Bond Fund
      AIM Real Estate Fund
      AIM Total Return Bond Fund

      AIM SPECIAL OPPORTUNITIES FUNDS

      PORTFOLIOS

      AIM Opportunities I Fund
      AIM Opportunities II Fund
      AIM Opportunities III Fund

      AIM SUMMIT FUND

      AIM TAX-EXEMPT FUNDS

      PORTFOLIO

      AIM High Income Municipal Fund"

                                  "SCHEDULE A-2
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

      AIM COUNSELOR SERIES TRUST

      PORTFOLIOS

      AIM Advantage Health Sciences Fund
      AIM Multi-Sector Fund
      AIM Structured Core Fund
      AIM Structured Growth Fund
      AIM Structured Value Fund

      AIM SECTOR FUNDS

      PORTFOLIOS

      AIM Energy Fund
      AIM Financial Services Fund
      AIM Gold & Precious Metals Fund
      AIM Leisure Fund
      AIM Technology Fund
      AIM Utilities Fund

      AIM STOCK FUNDS

      AIM Dynamics Fund"